UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares MSCI Russia Capped Index Fund, Inc.
-------------
(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI Russia Capped Index Fund	NYSE Arca, Inc.	27-1829598

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                                                                              333-167296

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                          None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares MSCI Russia Capped Index Fund, reference is made to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on November 1, 2010, under the Securities Act of 1933 (Securities Act file number 333-167296 and Investment Company Act file number 811-22421). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a) to the Registrant’s initial registration statement on Form N-1A, filed with the SEC on June 3, 2010 (“Initial Registration Statement”) (File Nos. 333-167296; 811-22421).

2.           By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Initial Registration Statement (File Nos. 333-167296; 811-22421).

3.           Form of Global Certificate for the Registrant's Securities being registered hereunder, attached hereto as Exhibit 3.

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: November 8, 2010	iSHARES MSCI RUSSIA CAPPED INDEX FUND, INC. By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary